UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 26, 2021
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 5.03    Change in Fiscal Year.

On October 26, 2021, the Board of Directors of Regal Rexnord Corporation (the “Company”) approved a change in the fiscal year end from a 52-53 week year ending on the Saturday closest to December 31 to a calendar year ending on December 31, effective beginning with fiscal year 2022. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s results for the year ended January 1, 2022. However, the change will impact the prior year comparability of each of the fiscal quarters and the annual period in 2022 and in future filings. The Company believes this change will provide numerous benefits, including aligning its reporting periods to be more consistent with peer companies.

Since the change in the Company’s year end is from a 52-53 week fiscal year to the last day of the month commencing within seven days of the month end last reported, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, no transition reporting is required.

The reporting periods and applicable Securities and Exchange Commission reports for the remainder of fiscal year 2021 and fiscal year 2022 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Fiscal year 2021	January 2, 2021 to January 1, 2022	Annual Report on Form 10-K
First quarter of fiscal 2022	January 2, 2022 to March 31, 2022	Quarterly Report on Form 10-Q
Second quarter of fiscal 2022	April 1, 2022 to June 30, 2022	Quarterly Report on Form 10-Q
Third quarter of fiscal 2022	July 1, 2022 to September 30, 2022	Quarterly Report on Form 10-Q
Fiscal year 2022	January 2, 2022 to December 31, 2022	Annual Report on Form 10-K

Financial Reporting Impact

The change in the Company’s fiscal year end to a calendar year end results in the same number of days in the 2022 fiscal year as under a 52-53 week fiscal year. There will be changes in the number of operating days in the quarterly periods in 2022 as compared to the quarterly periods under a 52-53 week fiscal year which will have an impact on the Company’s quarterly financial results as well as the comparative presentation of period over period information.

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FISCAL YEAR 2022
Impact to Operating Days in Reporting Period:
Number of Operating Days in Calendar Period	89	91	92	92	364
Number of Operating Days in 52-53 Week Period	91	91	91	91	364
Change in Operating Days	-2	0	1	1	0

Forward-Looking Statements
CAUTIONARY STATEMENT

This report contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the Company’s merger with the Process & Motion Control business (the “PMC Business”) of Zurn Water Solutions Corporation (formerly known as Rexnord Corporation) (the “Rexnord Transaction”) and the benefits and synergies thereof, future opportunities for the Company, and any other statements regarding the Company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this report include:
•risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects;
•the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in connection with the Rexnord Transaction within the expected time-frames or at all and to successfully integrate the PMC Business;
•expected or targeted future financial and operating performance and results;
•operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Rexnord Transaction;
•the Company’s ability to retain key executives and employees;
•the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate;
•uncertainties regarding the ability to execute restructuring plans within expected costs and timing;
•the ability to obtain the anticipated tax treatment of the Rexnord Transaction and related transactions;
•actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries;
•the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which the Company does business;
•fluctuations in commodity prices and raw material costs;
•dependence on significant customers;
•seasonal impact on sales of products into HVAC systems and other residential applications;
•risks associated with global manufacturing, including risks associated with public health crises;
•issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments;
•the Company’s overall debt levels and its ability to repay principal and interest on its outstanding debt, including debt assumed or incurred in connection with the Rexnord Transaction;
•prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating;
•economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control;
•product liability and other litigation, or claims by end users, government agencies or others that products or customers' applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims;
•unanticipated liabilities of acquired businesses, including the PMC Business;
•unanticipated adverse effects or liabilities from business exits or divestitures;
•unanticipated costs or expenses that may be incurred related to product warranty issues;
•dependence on key suppliers and the potential effects of supply disruptions;
•infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies;
•effects on earnings of any significant impairment of goodwill or intangible assets;
•losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data;
•cyclical downturns affecting the global market for capital goods;
•changes in the method of determining London Interbank Offered Rate ("LIBOR"), or the replacement of LIBOR with an alternative reference rate; and
•other risks and uncertainties including, but not limited, to those described in the Company’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q.

For a more detailed description of the risk factors associated with the Company, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are made only as of the date of this report, and the Company undertakes no obligation to update any forward-looking information contained in this report to reflect subsequent events or circumstances.

Item 9.01.    Financial Statements and Exhibits.
(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable
(d)    Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: October 27, 2021          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary